SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2011 (May 11, 2011)

KNIGHT CAPITAL GROUP, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-14223	22-3689303
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.

545 Washington Boulevard, Jersey City, NJ 07310

(Address of principal executive offices) (Zip Code)

(201) 222-9400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Knight Capital Group, Inc.

Current Report on Form 8-K

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 11, 2011, the Company held its annual meeting of stockholders. The following matters set forth in the Company’s Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 4, 2011, were voted on at its annual meeting of stockholders and the results of such voting is indicated below.

1. The seven nominees listed below were elected as directors of the Company to serve until the Company’s next annual meeting and until such directors’ successors are duly elected and qualified. The nominees received the respective votes set forth opposite their names below:

Nominee	FOR	%	WITHHELD AUTHORITY	%	ABSTAIN	%	BROKER NON-VOTE
William L. Bolster	66,735,473	95.75	1,844,109	2.65	1,118,814	1.60	12,139,372
Thomas M. Joyce	68,374,990	98.10	158,955	0.23	1,164,451	1.67	12,139,372
James W. Lewis	69,517,114	99.74	138,668	0.20	42,614	0.06	12,139,372
Thomas C. Lockburner	68,442,212	98.21	1,206,466	1.73	43,718	0.06	12,139,372
James T. Milde	67,808,522	97.29	761,448	1.09	1,128,426	1.62	12,139,372
Christopher C. Quick	67,807,682	97.29	762,161	1.09	1,128,553	1.62	12,139,372
Laurie M. Shahon	67,764,344	97.23	805,861	1.16	1,128,191	1.61	12,139,372

There was no solicitation in opposition to the nominees proposed to be elected by the holders of the Class A Common Stock in the Proxy Statement.

2. Ratification of appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2011. Voting results on this proposal were as follows:

FOR: 77,810,510 (95.08%) AGAINST: 3,974,989 (4.86%) ABSTAIN: 52,269 (0.06%) BROKER NON-VOTE: 12,139,372

Under applicable Delaware law, abstentions have the effect of votes against this proposal.

3. Advisory vote on named executive officer compensation. Voting results on this proposal were as follows:

FOR: 54,730,021 (78.52%) AGAINST: 14,933,095 (21.43%) ABSTAIN: 35,280 (0.05%) BROKER NON-VOTE: 12,139,372

Under applicable Delaware law, abstentions have the effect of votes against this proposal.

4. Advisory vote on frequency of vote on named executive officer compensation. Voting results on this proposal were as follows:

1 YEAR:	62,699,147 (90.03%)

2 YEARS:	60,288 (0.09%)

3 YEARS:	6,883,795 (9.88%)

ABSTAIN:	55,166 (0.00%)

BROKER NON-VOTE: 12,139,372

The Board of Directors has determined to implement an annual advisory stockholder vote on the compensation of named executive officers until the next required vote on the frequency of stockholder votes on the compensation of named executive officers.

Further information regarding these matters is contained in the Proxy Statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned’s duly authorized signatory.

Dated: May 16, 2011

KNIGHT CAPITAL GROUP, INC.

By:	/s/ Andrew M. Greenstein
Name:	Andrew M. Greenstein
Title:	Managing Director, Deputy General Counsel and Assistant Secretary